Berkshire Bank Expands Commercial Banking Services
in Central Massachusetts

•	Hires Experienced Commercial Team
•	Opens Commercial Banking Center in Westborough

Pittsfield, MA – November 29, 2011 – Berkshire Hills Bancorp (NASDAQ: BHLB) has recruited an experienced commercial banking team to service small and middle-market businesses in central and eastern Massachusetts. Beginning December 1, the team will be based at a new Berkshire Bank Commercial Banking Center located at 45 Lyman Street, Westborough, Mass.

The Bank has appointed James Curran as Senior Vice President and Commercial Regional Manager. Joining Curran’s team will be John Faber and Karen Dumas as Senior Vice Presidents and Commercial Relationship Managers.  Also joining the team will be David Sabourin, Vice President and Commercial Relationship Manager; Suzana Trebicka, Assistant Vice President and Senior Commercial Credit Underwriter; and Timothy Hussey, Assistant Vice President and Portfolio Manager.  These individuals have over 85 years of combined experience in providing commercial lending solutions to businesses in the central Massachusetts region and in northern Connecticut.  This team has been working together for over 20 years at Sovereign Bank.  At Berkshire, Curran will report to Patrick J. Sullivan, Executive Vice President of Commercial Banking of Berkshire Bank.

The team comes with a great deal of experience in a wide range of commercial lending specialties including providing financial solutions in the areas of health care and higher education. Curran has specialized in the commercial middle-market segment, most recently serving as the Regional Executive for central Massachusetts and Hartford, Connecticut for Sovereign/Santander.

“I have worked with Jim and this entire team for many years and know firsthand their expertise and experience in providing quality financing solutions to businesses of all types,” said Sullivan. “They each have specific areas in which they have vast experience, and together will have the ability to provide top-notch products and services to companies and organizations in many different industries. This commercial banking expansion will help us achieve our goal to diversify from commercial real estate toward business banking targeted specifically for small- and middle-market businesses. It will also complement well our experienced asset based lending team that joined us in 2010 and which has enjoyed great success serving middle market businesses throughout our New England and New York footprint from their Woburn, Massachusetts headquarters.”

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Berkshire’s President and CEO, Michael P. Daly, stated “Berkshire continues to take advantage of opportunities to expand and enhance our franchise by delivering locally managed customer solutions with the strength of our regional organization.  I welcome Jim and his team and look forward to expanding our financial resources in the central and eastern Massachusetts markets.  This expansion follows the 2010 expansions of our Springfield regional headquarters and our entry into asset based lending headquartered in Woburn, and it complements our recently announced merger agreement with the Hartford-based Connecticut Bank and Trust Company.”

Mr. Daly added, “This market area has been part of our strategic focus for several years and it remains our expectation to develop our New England presence with our existing capital and earnings resources in the context of our existing plans.  While we are always scrutinizing potential growth opportunities that may become available in the northeast, our current primary focus will be on integrating our recent acquisitions and closing our pending transaction with the Connecticut Bank and Trust Company.  Additionally, our capital planning will focus on making our existing stock more valuable and we look very cautiously at the issuance of additional securities which are not part of any whole bank acquisition.  We have no current plans to engage in large scale branch acquisitions as we have had great success growing our deposits through our organic and de novo branching initiatives and are positioned to invest these funds on Main Street in our markets.  With all of these initiatives, we are investing in future growth in support of our communities.  We remain very committed to the successful execution of these initiatives in our footprint and delivering on our performance targets and $2.00 core EPS run rate target within twelve months.”

BACKGROUND

Berkshire Hills Bancorp is the parent of Berkshire Bank – America’s Most Exciting BankSM.  The Company has more than $4 billion in assets and more than 60 full service branch offices in Massachusetts, New York, and Vermont providing personal and business banking, insurance, and wealth management services.  Berkshire Bank provides 100% deposit insurance protection for all deposit accounts, regardless of amount, based on a combination of FDIC insurance and the Depositors Insurance Fund (DIF).  Berkshire has a pending agreement to acquire CBT – The Connecticut Bank and Trust Company headquartered in Hartford, Connecticut. For more information, visit www.berkshirebank.com or call 800-773-5601.

FORWARD LOOKING STATEMENTS

This document may contain forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995.  There are several factors that could cause actual results to differ significantly from expectations described in the forward-looking statements. For a discussion of such factors, please see Berkshire’s most recent reports on Forms 10-K and 10-Q filed with the Securities and Exchange Commission and available on the SEC's website at www.sec.gov.  Berkshire does not undertake any obligation to update forward-looking statements made in this document.

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This document also may contain forward-looking statements about the proposed merger of Berkshire and CBT. Certain factors that could cause actual results to differ materially from expected results include delays in completing the merger, difficulties in achieving cost savings from the merger or in achieving such cost savings within the expected time frame, difficulties in integrating Berkshire and CBT, increased competitive pressures, changes in the interest rate environment, changes in general economic conditions, legislative and regulatory changes that adversely affect the business in which Berkshire and CBT are engaged, changes in the securities markets and other risks and uncertainties disclosed from time to time in documents that Berkshire files with the Securities and Exchange Commission.

ADDITIONAL INFORMATION FOR SHAREHOLDERS

The proposed merger transaction with CBT will be submitted to CBT stockholders for their consideration. Berkshire will file with the SEC a Registration Statement on Form S-4 that will include a Proxy Statement of CBT and a Prospectus of Berkshire, as well as other relevant documents concerning the proposed transaction with the SEC. Stockholders of CBT are urged to read the Registration Statement and the Proxy Statement/Prospectus when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. You will be able to obtain a free copy of the Registration Statement, Proxy Statement/Prospectus, as well as other filings containing information about Berkshire and CBT at the SEC's Internet site (www.sec.gov) and at CBT’s Internet site (www.thecbt.com).

Berkshire and CBT and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of CBT in connection with the proposed merger. Information about the directors and executive officers of Berkshire is set forth in the proxy statement, dated March 24, 2011, for Berkshire’s 2011 annual meeting of stockholders, as filed with the SEC on Schedule 14A.  Information about the directors and executive officers of CBT is set forth in the proxy statement, dated April 18, 2011, for CBT’s 2011 annual meeting of stockholders, which is available at CBT’s Internet site. Additional information regarding the interests of such participants and other persons who may be deemed participants in the transaction may be obtained by reading the Proxy Statement/Prospectus when it becomes available.

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Contacts:

David Gonci, Investor Relations Officer, 413-281-1973
Lori Gazzillo, Media Relations, 413-236-3733 (office), 413-822-1695 (cellular)

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